J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan BetaBuilders Emerging Markets Equity ETF

(the “Fund”)

(a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated February 4, 2025

to the current Prospectus, as supplemented

Effective immediately, the following changes will be made to the Prospectus of the Fund:

The third paragraph under the “More About the Funds – Additional Information About the Funds’ Investment Strategies – BetaBuilders Emerging Markets Equity ETF” section of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

The Fund may invest up to 10% of its assets in exchange-traded futures to seek performance that corresponds to the Underlying Index. The Fund may manage currency exposures through the use of foreign forward currency exchange contracts. The Fund, however, will not pursue active currency management.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-BBEMEETF-225